HSBC                                        EXHIBIT 10.24

FROM
HSBC Bank Middle East Limited, having its principal office at HSBC Tower, Downtown Dubai, PO Box 66, Dubai, United Arab Emirates (hereinafter referred to as the “we” or the “Bank” which expression, where the context so requires, shall include is successors, administrators and assigns).
TO
Ibex Global FZ-LLC, having its principal office at Office 206 Building 8, Dubai Outsource City, Dubai, UAE (hereinafter referred to as “you” or the “Customer” which expression, where the contract so requires, shall include its successors, administrators and assigns).
Our Ref: CMB ISB 258846                                    22 May 2025
Dear Sir/Madam,
AMENDMENT OF BANKING FACILITIES – Account Number: 023-778103
This facility offer letter (the “Facility Offer Letter”) sets out the agreed amendments to Facility Offer Letter Ref: CMB ISB 241155 dated 22 October 2024 (the “Existing FOL”). All other terms of the Existing FOL will remain in full force and effect. In the event of a conflict between this Facility Offer Letter and the Existing FOL, the terms of this Facility Offer Letter shall prevail.
Unless otherwise defined in this Facility Offer Letter, capitalized terms shall have the meaning ascribed to them in the Terms and Conditions (as defined in the Existing FOL).
For the avoidance of doubt:
(A) any reduction to and/or cancellation of the Credit Limit of one or more Facilities contained in this Facility Offer Letter shall become effective immediately on the date indicated at the beginning of this Facility Offer Letter regardless of the counter signature of the Customer; and

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Customer: /s/ NE /s/ SA	Bank: /s/ SN
HSBC Bank Middle East Limited
HSBC Tower,
Downtown Dubai, PO Box 66, UAE
Tel: +971 442 35168
Website: www.hsbc.ae

Incorporated in the Dubai International Finance Centre Regulated by
the Central Bank of the U.A.E. and lead regulated by the Dubai
Financial Services Authority.

Our Ref: CMB ISB 258846        22 May 2025

(B)Nothing in this Facility Offer will affect the right of the Bank to carry out any of the following with respect to uncommitted Facilities (i) undertake a Review of the Facilities; (ii) reduce, cancel, withdraw (or determine whether or not to permit a Drawdown in relation to) any Facilities; (iii) request the repayment on demand of the Facilities including the right to call for cash cover on demand for Contingent Facilities, in each case pursuant to the terms of the Facility Documents.

The total principal amount of the Facilities which may be outstanding at any time is USD50,169,809/-(US Dollar Fifty Million One Hundred And Sixty-Nine Thousand Eight Hundred and Nine only).

The Facilities under the Existing FOL shall be amended as set out in Schedule 1 (The Facilities) hereto.

Security/Collateral
In addition to any Security and/or guarantee and/or collateral previously provided to the Bank, the Customer must provide the following Security and/or guarantee and/or collateral together with the countersigned original of this Facility Offer Letter, otherwise in accordance with the timeline indicated hereunder:

Item	Details
1	The Customer shall provide cash collateral for each Facility in the percentage set forth in Schedule 1 (The Facilities).
Further Conditions
The following conditions shall apply to the Facilities:

No	Details
1
The Trade Finance Facilities are subject to the Standard Trade Terms. The Reference Rate (other than an Overnight Rate) applicable to Trade Finance Facilities shall be calculated in accordance with clause 6.1(a) of the Terms and Conditions.
For the purpose of this Facility Offer Letter, “Trade Finance Facility” means a Guarantee Line Facility, an Import Line Facility, an Import Cash Line Facility and an Export Cash Line Facility. Unless otherwise indicated in Schedule 1 (The Facilities) to this Facility Offer Letter, the Customer shall pay to the Bank (where applicable) a commission in the amount set out in the Tariff of Charges from time to time applicable.

2	The Customer to note that upfront cash margin shall be obtained in the same currency of guarantee will be issued, prior utilization of facilities.
3	The Customer acknowledges and agrees that the issuance of a Tender Bond Guarantee (TEB) cannot be construed as a commitment or an undertaking of the Bank to provide further financing except as expressly contained in this Facility Offer Letter.
Save as stated otherwise, the terms of this Facility Offer Letter shall continue to apply unless, further to a Review, the Bank sends to the Customer a new, revised, or supplemental Facility Offer Letter in accordance with Clause 10.2 of the Terms and Conditions, or a notice of cancellation in accordance with Clause 2.3 of the Terms and Conditions.

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Customer: /s/ NE /s/ SA	Bank: /s/ SN

Our Ref: CMB ISB 258846        22 May 2025

To accept the above offer, please arrange to sign and return a copy of this letter along with the stipulated Security Agreements on or before 20 July 2025 after which time this offer, if not accepted, will be deemed to have lapsed. The Bank reserves the right to withdraw this Facility Offer Letter at any time before it is accepted by you.
Yours faithfully
For and on behalf of
HSBC Bank Middle East Limited
s/s Siju Nair                            /s/ Sindu M Nanjaiah
Siju Nair                            Sindhu M Nanjaiah
Authorised Signatory                        Authorised Signatory

Enclosed:
1.General Terms and Conditions Applicable to Corporate Banking Credit Facilities

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Customer: /s/ NE /s/ SA	Bank: /s/ SN

Our Ref: CMB ISB 258846        22 May 2025

Dear Sirs,
I/We AGREE AND ACCEPT the offer contained in this letter. I/We also acknowledge that I/We have received, fully read and understood the Existing FOL and the “General Terms and Conditions Applicable to Corporate Banking Credit Facilities” expressly agree to be bound by them.
For and on behalf of
Ibex Global FZ-LLC

/s/ Nadeem Elahi /s/ Adnan Syed M.
(Signature of person who has the authority to Borrow)

Name: Nadeem Elahi                     Adnan Syed M.
Title:     Country Manager, Pakistan            Chief Financial Officer - Pakistan
Date: 22 May 2025

Note: This is an important legal document. HSBC Bank Middle East Limited strongly recommends that you seek the advice of your solicitor or other legal adviser prior to signing this document.

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Customer: /s/ NE /s/ SA	Bank: /s/ SN

SCHEDULE 1 (The Facilities)

Ref.	Amount	Account(s) No./Product	Non-Standard Pricing	Tenor/Expiry Date/Interest Period/ Interest Payment Date/Other Terms
1.0	Guarantee Line AED440,000/-(Credit Limit)	Purpose: For issuance of guarantees
	AED440,000/- (Sub Limit)	PEB (NEW)		Maximum Tenor: 12 months Cash Collateralisation: 100%
	AED440,000/-(Sub-Limit)	TEB (NEW)		Maximum Tenor: 4 months Cash Collateralisation: 100%
2.0	Guarantee Line AED440,000/-(Credit Limit)	Purpose: For issuance of guarantees
	AED440,000/-(Sub-Limit)	PEB, TEB (NEW)		Tenor: Open ended Cash Collateralisation: 100%

GLOSSARY:
Overdraft Facility
UOR: Unauthorized Overdraft Rule
Guarantee Line
APG: Advance Payment Guarantee; CGB: Credit Facility Guarantee; FNG: Financial Guarantee; PEB: Performance Bond Guarantee; TEB: Tender Bond Guarantee;
REB: Retention Bond Guarantee; CGA: Custom Tax Guarantee

Import Line
DC: Documentary Credit; SDC: Financial Standby Letter of Credit; BR: Bill Receivable; SDG: Trade related Standby Letter of Credit; SDN: Performance Standby Letter of Credit
Import Cash Line Facility
AVL: Availisation; BR: Bill Receivable; LDC: Clean (Local) Documentary Credit: CIL: Post Shipment Buyer Loan; DTL: Post Shipment Buyer Loan (Domestic) DPB: Deferred Payment Bill; DPC: Deferred Payment Credit; DC: Documentary Credit; PNP: Pre Shipment Buyer Loan; SGT: Shipping Guarantee; SDN: Performance Standby Letter of Credit; SDG: Trade related Standby Letter of Credit; AWR: Shipping Guarantee/Airway Bill Release Order; SDC: Financial Standby Letter of Credit

Export Line Facility
BAP: Bills Purchased Documents against Acceptance Non DC; BPP: Bills Purchased on Delivery against Payment Non DC; BAC: Bills Purchased on Documents against Acceptance DC; BPC: Bills Purchased Under other Bank DC’s; BCA: Documents Against Acceptance; IBC: Documents Against Payment; LAE: Loan Against Exports; PC: Packing Credit

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Customer: /s/ NE /s/ SA	Bank: /s/ SN